UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE

ACT OF 1934

June 17, 2008 Date of Report (Date of earliest event Reported)

L & L INTERNATIONAL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

NEVADA             000-32505           91-2103949
(State of Incorporation) (Commission File Number) (I.R.S. Employer Identification No.)

130 Andover Park East, Suite 101, Seattle WA 98188
(Address of principal executive offices) (Zip Code)

(206) 264-8065
Registrant’s Telephone Number, Including Area Code

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

N/A

Section 2 – Financial Information

N/A

Section 3 – Securities and Trading Markets

N/A

Section 4 – Matters Related to Accountants and Financial Statements

N/A

Section 5 – Corporate Governance and Management

N/A

Section 6 – Asset-backed Securities

N/A

Section 7 – Regulation FD

N/A

Section 8 – Other Events

L&L Enters into Joint Venture with Two Coal Mines

L&L International Holdings, Inc. (OTC-BB: LLFH) (“L&L” or the “Registrant”) a US company in the Chinese coal industry, entered into a joint venture agreement to operate and expand two coal producing mines in Yunnan Province, China.

Based on the contract signed, the Registrant acquired a 60% equity interest in two commercially licensed mines in Yunnan Province, the SeZone County DaPuAn coal mine (“DaPuAn mine”) and the LoPing County Argon Township SuTsong coal mine (“SuTsong mine”). The DaPuAn mine has current annual production capacity of coking coal of approx. 150,000 tons and recoverable reserves of approx. 13 million tons. The SuTsong mine has annual production capacity of approx. 90,000 tons of non-smoking coal and reserves of 5.7 million tons. In 2007, the DaPuAn and SuTsong mines generated net profit of approx. $5.2 million and $2.9 million, respectively, based on current exchange rates, subject to final audit.

The joint venture with registered capital of $10 million is provisionally named as L&L Coal Inc., of which 60% capital is contributed by L&L, while 40% by the coal mines using existing assets of these two mines. The Company is currently appointing an independent auditor to examine the financial statements of the two coal mines, and will then seek government approval for the joint venture. Based on estimate, the two mines in 2008 are expected to generate net profit of approx. $11 million.

Following government approval, L&L also plans to inject $20 million into L&L Coal Inc., to expand existing coal production capacity at the DaPuAn and SuTsong mines to 300,000 tons and 150,000 tons (totaling 450,000 tons). In addition, L&L intends to construct a new coke factory at the DaPuAn mine using the coking coal to increase profit margin, when capital is assured.

The planned $20 million injection into L&L Coal Inc. is to be conducted in four phases over the two years. In the first phase, the Company will contribute $1.6 million in L&L stock (valued at $4.00 each share) within 30 days of signing the contract. Within three months following the government’s approval of the joint venture estimated to be completed in three months, L&L plans to contribute an additional $3 million in cash. One year after Chinese government approval, L&L plans to contribute $3 million either in cash or stock and two years following government approval L&L plans to invest another $12.4 million in cash or stock.

Forward-looking Statement:

Safe Harbor Statement for Purposes of the “Safe Harbor” Provisions of the Private Securities Litigation Reform Act of 1995: This document contains “forward-looking” statements, which are not historical facts, but are forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements relate to analyses and other information based on forecasts of future results and estimates of amounts not yet determinable. These statements also relate to our future prospects and proposed new products, services, developments or business strategies. These forward-looking statements are identified by their use of terms and phrases such as “anticipate”, “believe”, “could”, “estimate”, “expect”, “intend”, “may”, “plan”, “predict”, “project”, “will”, “continue” and other similar terms and phrases, including references to assumptions. Although we believe that the expectations reflected in any of our forward-looking statements are reasonable, actual results could differ materially from those projected or assumed. Our future financial condition and results of operations, as well as any forward-looking statements, are subject to changes and to inherent known and unknown risks and uncertainties. We do not intend, and undertake no obligation, to update our forward-looking statements to reflect future events or circumstances.

Section 9 – Financial Statements and Exhibits

See the contract signed

SIGNATURES Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

L & L INTERNATIONAL HOLDINGS, INC.

By: /S/ Paul Lee

Date: June 17, 2008

Paul Lee, Chairman

Exhibit: Joint Venture contract with two coal mines (English Translation*)

Party A: L&L International Holdings, Inc.

Party B: SeZone County DaPuAn Coal Mine.	Legal representative: XU Ban-Sheng
LoPing County Argon Township SuTsong Coal Mine. Legal representative: YANG Xiao-Shu

     Party A, L&L International Holdings, Inc. (“L&L”, or the “Company”) is incorporated in the US in the state of Nevada. The Company was established in 1995 and has been in the coal business in China for over three years. L&L became a US publicly traded company on January 28, 2008, under the symbol “LLFH.” At the present time, the Company is raising capital in the US via Roth Capital Partners, LLC. Senior managers from Roth along with legal counsel have been to Kunming to perform due diligence. The delegation also visited Party B’s coal mine. The capital raise is expected to completed in the near term, and L&L’s stock is targeted to start trading in the US on the OTC Bulletin Board next month.

     Party B consists of two independent individual coal enterprises which are registered in Yunnan Province, China. Both mines have been engaged in the coal business for a long period of time with yearly profit increases and no coal industry related accidents.

Party B consists of two independent individual coal mine enterprises:

1)	Mr. XU Ban-Sheng owns SeZone County DaPuAn Coal Mine. The well area is 0.7072 Sq Km, and the mining commercial license number is 5300000630313. The mine’s actual exploitation ability is 150,000 tons of coking coal per year, and the recoverable reserves of DaPuAn Coal Mine is approx. 13,000,000 tons. In 2006, profit reached 30,000,000 RMB, and the 2007 profit reached 36,000,000 RMB. In 2008, profit is expected to reach 45,000,000 RMB with net assets of approx. 64,000,000 RMB.

2)	Mr. YANG Xiao-Shu owns LoPing County Argon Township SuTsong Coal Mine. The well area is 0.3918 Sq Km, and the mining commercial license number is 5300000630366. The mine’s reserves are approx. 5,700,000 tons. In 2006, profit reached to 15,000,000 RMB, and in 2007 its coal production was 90,000 tons non-smoking coal per year, with profit of 20,000,000 RMB. In 2008, coal production of non-smoking coal is expected to reach 100,000 tons per year, profit is expected to reach 30,000,000 RMB and net assets are expected to be approx. 36,000,000 RMB.

     Party A , after visiting the coal mines, is to cooperate with Party B’s existing coal operations to expand existing coal production, while Party B is to use Party A’s access to US capital markets to expand mining operations.

     Under friendly negotiations, Party A agrees to take equity share of Party B’s two coal mines, expand existing coal production, and accelerate the construction of a new coking factory. Both Parties reached a mutual agreement to establish L&L Coal, Inc. (a Chinese-American joint venture) in China. The exact English Joint Venture name of the new company will be determined jointly by two Parties after further discussions. The details about the joint venture are as follows:

     1. The registered capital of the joint venture company: $10,000,000 USD (approx. 70,000,000 RMB). Party B (the Chinese) owns 40% equity, is to contribute approx. 28,000,000 RMB (via Party B’s existing two coal mines; the SeZone County DaPuAn Coal Mine, and the LoPing County Argon Township SuTsong Coal Mine). Party A (L&L) owns 60% of equity, and is to contribute approx. 42,000,000 RMB (or approx. $6,000,000 USD).

     2. In order to develop the joint venture company, expand annual coal production of the DaPuAn Coal Mine to 300,000 tons and the SeZone County DaPuAn Coal Mine to 150,000 tons, Party A will inject $14,000,000 USD in various phases in addition to the registered capital of $6,000,000 USD. In the first phase, Party A is to contribute 11,000,000 RMB (about $1,600,000 USD) via 400,000 shares of L&L stock (valued at $4 USD/share) which will be made within 30 days after signing the contract. The second phase requires the contribution of 21,000,000 RMB (approx. $3,000,000 USD) within three months after the government approval of the joint venture company. In the third phase, Party A will contribute $3,000,000 USD either in cash or the equivalent amount of shares (based on the market value of L&L shares at the time of contribution) one year after government approval of the joint venture. The fourth phase involves the contribution of $12,400,000 USD, via either cash or L&L shares two years following government approval. Details of the fourth phase payment will be negotiated based on actual capital required for the expansion. (If the fourth phase payment is in the form of L&L shares, shares will be valued based on the average price of L&L stock over 14 trading days).

     3. The joint venture period is no less than 10 years. However, after one year, either party can request to amend the bylaws and joint venture contract by providing 14 days advanced written notice.

     4. After signing of contract, both Party A and Party B will establish joint venture administrative committees including Board of Directors, Bylaws, long-term growth plan, industrial safety standards, prevention of coal mining accidents, and enhance operational efficiency.

     5. In order to satisfy the SEC’s requirements of Party A as a US public company, Party B shall assist in the audit of the existing two coal mines (Audit fees will be paid by Party A). Results of the audit will be the basis for Party B’s participation in the joint venture. During the audit period, Party B shall not negotiate with other parties regarding its mines.

     6. If Party B agrees, after one year Party A can repurchase all the L&L shares contributed to the joint venture at a 20% premium in order to reduce L&L shares outstanding in the market, thus increasing the value of L&L’s shares.

     7. Once signed, this contract is effective as of May 1, 2008. Any related agreement, or MOU, entered into prior to this contract date will be voided automatically.

     8. Any disputes, controversies or differences which may arise between the Parties hereto, shall be negotiated between the two Parties in friendly discussions. In case of failure of discussions, the Parties shall seek intermediation from a mutual acquaintance in order to avoid any potential litigation.

     9. Each Party shall be responsible for its own debt or liabilities incurred before the establishment of the joint venture.

     This contract has two copies, each Party keeps one, and shall be confirmed after signature. All outstanding issues not included in this contract, shall be discussed based on friendly discussions.

Party A: L&L International Holdings, Inc.	Party B: SeZone County DaPuAn Coal Mine

Authorized signature:	Legal representative signature:
By: /S/ Au Kwan-Cheong	By: /S/ XU Ban-Sheng
LoPing County Argon Township-
SuTsong Coal Mine

Legal representative signature:
By: /S/ YANG Xiao-Shu

May 28, 2008	May 28, 2008

Note *: Original contract in Chinese is available upon request in writing.